UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2023

Envestnet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34835	20-1409613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Chesterbrook Boulevard, Suite 250
Berwyn, Pennsylvania 19312
(Address of principal executive offices)

(312) 827-2800
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Common Stock, par value $0.005 per share	ENV	New York Stock Exchange
(Title of class)	(Trading symbol)	(Name of exchange on which registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
☐     Emerging growth company
☐     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.

Envestnet, Inc. (the “Company”) was recently made aware of certain factual errors in materials previously filed with the Securities and Exchange Commission (the “SEC”) regarding biographical information for William Crager, Envestnet’s Chief Executive Officer. Following a review with the assistance of independent outside counsel, the Company determined that a reference to a Master of Arts degree from Boston University in Mr. Crager’s biography was an error not resulting from any action by Mr. Crager.  Mr. Crager noticed this error in the version of his biography on the Envestnet website in 2015 and sent corrected information to the Company. The correction was made to the Company’s website and was intended to be carried over to the Company’s SEC filings; however, it was not carried over as a result of an administrative oversight, and neither Mr. Crager nor other Envestnet personnel noticed the oversight.  While the Company has determined following its review that the aforementioned error and other errors are not material, the Company is providing corrected disclosure below:

William Crager—Mr. Crager has served as Director, Chief Executive Officer, President and Chief Executive of Envestnet Wealth Solutions. Having served as the Company’s President since 2002, Mr. Crager was named Interim Chief Executive Officer in October 2019 and named Director and Chief Executive Officer in March 2020. Prior to joining the Company, Mr. Crager served as Managing Director of Marketing and Client Services at Rittenhouse Financial Services, Inc., an investment management firm affiliated with Nuveen. Mr. Crager received a BA from Fairfield University where he majored in economics and now serves on the Fairfield Board of Trustees.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      ENVESTNET, INC.

Dated: February 21, 2023	By:	/s/ Shelly O'Brien
	Name:	Shelly O’Brien
	Title:	Chief Legal Officer, General Counsel and Corporate Secretary